SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

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PHOTONIC PRODUCTS GROUP, INC.

(Name of Registrant as Specified In Its Certificate of Incorporation)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue
Northvale, New Jersey 07647
Notice of Annual Meeting of Shareholders
To be held on Wednesday, June 2, 2010

To The Shareholders of Photonic Products Group, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PHOTONIC PRODUCTS GROUP, INC. (the "Company") will be held at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, NY 10020, on Wednesday, June 2, 2010 at 10:00 a.m. for the following purposes:

1.
To amend the Company’s Restated Certificate of Incorporation to provide, commencing with the Annual Meeting of Shareholders in 2010, for the classification of the Board of Directors into three classes of directors with staggered terms of office;

2.
To elect six directors to hold office for staggered terms ranging from one to three years if the first proposal is adopted or, in the alternative, to elect six directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and have qualified;

3.	To consider and vote to approve the Company’s 2010 Equity Compensation Plan;

4.	To ratify the appointment of Holtz Rubenstein Remnick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 8, 2010, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

We urge you to vote your shares over the Internet or through the mail at your earliest convenience.

By Order of the Board of Directors

/s/ William J. Foote
William J. Foote, Secretary
Northvale, New Jersey
April 30, 2010

PHOTONIC PRODUCTS GROUP, INC.
181 Legrand Avenue
Northvale, NJ 07647

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
Wednesday, June 2, 2010

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of PHOTONIC PRODUCTS GROUP, INC., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, NY 10020 on Wednesday, June 2, 2010 at 10:00 a.m.  This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about May 7, 2010.

Shareholders Entitled to Vote

Only shareholders of record at the close of business on April 8, 2010 the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 11,556,729 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding and entitled to vote at the meeting.  Each share is entitled to one vote. The presence in person or by proxy of owners of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of business at the Company's Annual Meeting.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast "for" are included.  Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.   Owners of Common Stock are not entitled to cumulative voting in the election of directors.  Owners of Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Company’s Annual Meeting.

Votes Required to Approve Each Proposal

The proposal to amend the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) will require an affirmative vote for the proposal by a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote.

The proposal to elect the six the director nominees will require an affirmative vote for the proposal by a plurality of the Common Stock entitled to vote at the Annual Meeting.

The proposal to approve the Company’s 2010 Equity Compensation Program will require an affirmative vote for the proposal by a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote.

The proposal to ratify the appointment of Holtz Rubenstein Remnick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 will require an affirmative vote for the proposal by a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote.

Voting:  Revocation of Proxies

A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person.  Each proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by filing a later dated proxy with the Secretary at any time prior to its exercise or by voting at the meeting.  The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot.  All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy.  If no specification is given, the shares will be voted in favor of the Board's nominees "for" director and "for" the other proposals described in this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF PHOTONIC PRODUCTS GROUP, INC. TO BE HELD ON JUNE 2, 2010.  THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT www.proxyvote.com.  Under new rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company.  In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing.  If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

PRINCIPAL SHAREHOLDERS

The following table presents certain information available to the Company at the date hereof with respect to the security ownership of the Company’s Common Stock by  (i) each of the Company’s directors and their nominees, (ii) named executive officers of the Company, (iii) all executive officers and directors as group, and (iv) the security ownership of each person known by the Company to beneficially own more than five percent (5%) of the Company's common stock outstanding as of April 8, 2010.  Percentages that include ownership of options or convertible securities are calculated assuming exercise or conversion by each individual or entity of the options (including “out-of-the-money options”), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity.  The address of each principal shareholder, unless otherwise indicated, is Photonic Products Group Inc., 181 Legrand Avenue, Northvale, NJ 07647.

Beneficial Ownership of Common Stock (1)

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner	Beneficial Ownership		Common Stock
Luke P. LaValle, Jr.	12,213	(2)	*
Thomas H. Lenagh	198,913	(3)	1.7%
Dennis G. Romano	—		—
N.E. Rick Strandlund	—		—
Jan M. Winston	50,127	(4)	*
William D. Brucker	30,307	(5)	*
Miroslav Dosoudil	44,380	(6)	*
William J. Foote	16,315	(7)	*
Joseph J. Rutherford	9,365	(8)	*
John R. Ryan	5,279	(9)	*

All Directors and Executive	366,899	(10)	3.1%
Officers as a group (10 persons)

Clarex, Ltd. & Welland Ltd.	9,504,414	(11)	56.1%
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

Brown Advisory Holdings, Inc.	5,501,008	(12)	47.6%
901 South Bond Street, Suite 400
Baltimore, MD 21231

William Nicklin	779,350	(13)	6.7%
3 Rivers Edge
Newburgh, NY 12550-1457

* Less than 1%

(1)
Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the shares beneficially owned, subject to the information contained in the footnotes to the table.

(2)	Including 10,546 shares issuable upon exercise of options exercisable within 60 days of April 18, 2010.

(3)	Including 125,546 shares issuable upon exercise of options exercisable within 60 days of April 18, 2010.

(4)	Including 41,860 shares issuable upon exercise of options exercisable within 60 days of April 18, 2010.

(5)	Including 29,724 shares issuable upon exercise of options exercisable within 60 days of April 18, 2010.

(6)	Including 42,804 shares issuable upon exercise of options exercisable within 60 days of April 18, 2010.

(7)	Including 14,911 shares issuable upon exercise of options exercisable within 60 days of April 18, 2010.

(8)	Including 8,013 shares issuable upon exercise of options exercisable within 60 days of April 18, 2010.

(9)	Including 1,916 shares issuable upon exercise of options exercisable within 60 days of April 18, 2010.

(10)	Including 366,899 shares issuable upon exercise of options exercisable within 60 days of April 18, 2010.

(11)
Including 2,500,000 shares issuable upon conversion of convertible promissory notes at a per share conversion price of $1.00, 1,012,500 shares issuable upon conversion of accrued interest and warrants to purchase 1,875,000 shares exercisable at $1.35 per share.

(12)	Brown Advisory Holdings Incorporated has shared investment power but no voting power with respect to these 5,501,008 shares.

(13)	Including 15,000 shares over which Mr. Nicklin has shared investment power but no voting power and 34,600 shares over which he has with sole investment power but no voting power.

OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Annual Meeting.  If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

PROPOSAL ONE

AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES WITH STAGGERED TERMS OF OFFICE

The Board of Directors has unanimously approved, and recommends that you approve, an amendment to the Company’s Certificate of Incorporation providing for the classification of the Company’s Board of Directors into three classes with staggered three-year terms of office.  The Board of Directors approved an amendment to the Company’s Certificate of Incorporation which divides the directors into three separate classes designated Class I, Class II, and Class III.  If the shareholders approve the amendment, at this Annual Meeting two Class I directors will be elected for a one-year term of office, two Class II directors will be elected for a two-year term of office, and two Class III directors will be elected for a three-year term of office; when directors are elected at all subsequent Annual Meetings of Shareholders, they would be elected to three-year terms.  See “Election of Directors” (Proposal Two) as to the composition of each class of directors if this amendment is adopted.  The text of the Certificate of Incorporation provision is annexed as Exhibit A to this Proxy Statement.

The Company has used a staggered board of directors system in the past.  In 2008, however, the Board decided to transition to a non-staggered board by phasing out the director classes by 2010.  The decision in 2008 to phase out the staggered board was reached by considering the benefits and drawbacks of such a system.  In terms of benefits, the Board recognized that classified boards provide stability of board membership, promote a longer-term perspective for board members and enhance a company’s bargaining leverage with unsolicited bidders because of an inability by an unsolicited bidder to replace the entire board in a single election.  In terms of drawbacks, the Board noted that classified boards have the potential effect of eroding stockholder value by deterring acquisition proposals and/or preventing stockholders who want to negotiate with a potential acquirer from having the opportunity to do so and generally facilitate the entrenchment of the board.

The Board also noted in 2008 that there was a growing trend among larger companies to elect directors on an annual basis and thus to allow stockholders to review and express their opinions on the performance of all directors each year.

In light of current market conditions, the Board has decided to revisit its 2008 position on classified boards.  The Board now believes that the anti-takeover implications of a staggered system would best preserve stockholder value by making it more difficult for an unsolicited takeover attempt to succeed because a possible acquirer would be unable to obtain majority control of the Company’s Board of Directors for a period of at least two years.  Further, although the Board recognizes that there is a growing trend among larger companies to elect directors on an annual basis, the Board notes that the Company is small and it is easier for an unsolicited bid to be financed.

The Board of Directors believes that a staggered board would provide other important benefits to the Company as well.  A staggered board will help to assure the continuity and stability of the Company’s business strategies and policies and management of the Company’s business because a majority of the Board of Directors at any given time will have prior experience as directors of the Company.

The Board of Directors recommends a vote FOR the adoption of an amendment to the Certificate of Incorporation creating a staggered board of directors.

PROPOSAL TWO

ELECTION OF DIRECTORS

If Proposal One is adopted, the amendment to the Certificate of Incorporation will be promptly filed with the New Jersey Department of the Treasury and the staggered Board of Directors will thereby be created.  In that event, N. E. Rick Strandlund and Dennis G. Romano will be the nominees for election as the Class I Directors for a one-year term expiring in 2011, Luke P. LaValle, Jr. and Joseph J. Rutherford will be nominees for election as the Class II Directors for a two-year term expiring in 2012, and Thomas H. Lenagh and Jan Winston will be nominees for election as the Class III Directors for a three-year term expiring in 2013.

If Proposal One is not adopted, then all six incumbent directors shall be nominees for election to the Board of Directors for a one-year term expiring in 2011

The following table sets forth the name and age of the current members of the Board of Directors, the principal occupation or employment of the director for the past five or more years, the principal business of the organization in which said occupation is or was carried on, the name of any other public corporation for which each director has served as a Board member during the past five years, and the period during which each director has served as a director of the Company.

Nominated for Election to Board of Directors:

Name and Age	Since	Positions; Business Experience (1)(2)

Class I Directors — Term Expires in 2011

Dennis G. Romano, 67	2009	Director of the Company (September 2009 - present)
		Consultant - Defense and Engineering/Construction Industry (2007 - 2009)
		Senior Vice President of Business Development, Defense Business Unit, Washington Group International (2002 - 2007)
		Vice President, Business Strategy and Development, Northrop Grumman Corporation (1999 - 2001)
		Various Senior and Executive Level Positions, Marketing, Business Development and Strategy, Northrop Grumman Corporation (1995 - 1999)
		Vice President of Business Development, Grumman Aircraft Engineering Corporation (1993 - 1995)
		Marketing and Business Development, Grumman Aircraft Engineering Corporation (1974 - 1993)
		Aircrew member, flight test organization, Grumman Aircraft Engineering Corporation (1968 - 1974)
		Avionics Technician, Grumman Aircraft Engineering Corporation (1964 - 1968)

N.E. Rick Strandlund, 66	2009	Director of the Company (January 2009 - present)
		Chairman, President and CEO, Nanoproducts Corporation (2005 - Present)
		President and CEO, Research Electro-Optics, Inc (2002 - 2004)
		President and COO, Research Electro-Optics Inc. (1997 - 2002)
		Vice-President/General Manager, Santa Rosa Division, Optical Coating Laboratory, Inc. (1993 - 1996)
		Vice President/General Manager, Commercial Products Division, Optical Coating Laboratory, Inc. (1986 - 1993)

Class II Directors — Term Expires in 2012

Luke P. LaValle, Jr., 68	2005	Director of the Company (2005 - present)
		President and Chief Executive Officer, American Capital Management Inc. (1980 - present)
		Senior Investment Officer, United States Trust Company of NY (1967 - 1980)
		Lt. Colonel, US Army Reserve (Retired)

Joseph J. Rutherford, 63	2009	Director of the Company (January 2009 - present)
		President and Chief Executive Officer of the Company (January 2009 - present)
		Vice President/General Manager, MRC Precision Metal Optics, subsidiary of PPGI (July 2008 - December 2008)
		Executive-in-Residence, University of North Carolina, Charlotte, Defense Projects and Industrial Relations
		Vice President/General Manager, Northrop Grumman Synoptics (1989 - 2006)
		Vice President, Marketing and Sales, Memtech Corp. (1987 - 1989)

Class III Directors — Term Expires in 2013

Thomas H. Lenagh, 85	1998	Director of the Company (1998 - present)
		Chairman of the Board of Directors of the Company (May 2000 -August 2004)
		Management Consultant (1990 - present)
		Past Chairman and Chief Executive Officer, Systems Planning Corporation
		Treasurer and Chief Investment Officer, The Ford Foundation
		Captain, US Navy Reserve (Retired)

Jan M. Winston, 73	2000	Director of the Company (2000 - present)
		Chairman of the Board of Directors of the Company (2009 - present)
		Management Consultant (1997 - present)
		Division Director/General Manager IBM Corporation (1981 - 1997)
		Executive positions held in Development, Finance and Marketing

The Board believes that the above-mentioned experience, along with the other experience, qualifications, attributes and skills of the Board members described in the summary below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution:

Other Experience, Qualification, Attributes and Skills of Board Members

The Board considered the following attributes of its nominees in determining that each is qualified to serve as a director of the Company.

Dennis G. Romano

•	Global business experience in business development as Chief Business Development Officer for Washington Group International, a major engineering and construction company
•	Over 20 years of experience in business and strategy development for U.S. and International government clients
•	Senior executive leadership for multiple business development organizations with large international organizations
•	Operational management experience and joint leadership with Company President, in a $700 million business unit in the defense sector with Washington Group
•	Extensive background in business development, marketing and strategic development and implementation

N.E. Rick Strandlund

•	Global business experience as former President and CEO of NanoProducts Corporation and former VP and General Manager of Optical Coating Laboratory, Inc.
•	Prior board experience as Chairman of the Board of NanoProducts and as a former director of Research Electro-Optics, Inc.
•	Strategic and business development leadership of two global high-tech, photonics related manufacturing organizations
•	Prior leadership experience in new product and new technology development
•	MBA in Management and Bachelor of Science in Aerospace Engineering

Luke P. LaValle, Jr.

•
Investment professional with over 40 years of experience in analyzing, researching and investing in smaller public growth companies with U.S. Trust Co and American Capital Management, Inc.  Senior analyst and membership in NY Society of Security Analysts.

•
Extensive board experience with V Band Corporation, a public company, from 1992 to 1995 and several private companies including Benmarl Wine Company, Ltd. (1982-1992) and Westhampton Yacht Squadron, Ltd. (1985-1995)

•
Military experience with rank of Lieutenant Colonel, Military Intelligence, USAR (retired) and previous assignments to Army Staff, Office of Operations, Plans and Strategy, The Pentagon and Intelligence Officer, 101st Airborne Division

•
Business and military experience includes analysis of tactical and strategic issues, the formation of operational plans based upon situational experience and the development and assessment of alternative courses of action with practical application to planning, direction, guidance and control of the operations of smaller sized organizations like Photonic Products Group, Inc.

Joseph J. Rutherford

•	Over 35 years experience in senior management and executive level positions in laser industry in both operational level and CEO level roles in both domestic and global manufacturing
•	Strong understanding and extensive involvement in Research and Development, business development and strategic planning activities in Defense/Aeronautics and Commercial sectors
•	Established track record of developing strong team-based organizations with, high performance culture
•	Proven success in bringing focused approach on increasing shareholder value through both organic growth and growth through acquisition

Thomas H. Lenagh

•	Chartered Financial Analyst and Registered Attorney in Connecticut
•	Experienced investment professional, financial analyst and management consultant
•	Former President of New York Society of Security Analysts

•	Former President of Financial Analysts Federation
•	Extensive prior experience in role of director and board chairman for a number of private and public companies

Jan M. Winston

•
Extensive background in high technology sector and over 35 years with IBM in a variety of managerial and executive positions primarily in the development of new computer systems and new software products such as the personal computer and speech recognition software.

•
Diverse experience gained through senior level roles in the areas of product development, marketing, finance, planning and strategy, including general management and profit and loss responsibilities in both the domestic and international area

•	Education background includes an undergraduate AB degree from Princeton University and attendance at the Columbia Graduate School of Business Administration
•
Experience as a management consultant serving clients such as IBM, as well as smaller manufacturing organizations, covering various projects such as product management, strategic and financial planning, and management systems.

•	Served as Chairman of the Audit Committee, Chairman of the Compensation Committee and is the current Chairman of the Board

The Board of Directors unanimously recommends that you vote FOR the election of the Board’s nominees for director:  Dennis G. Romano, N.E. Rick Strandlund, Luke P. LaValle, Jr., Joseph J. Rutherford, Thomas H. Lenagh and Jan M. Winston.

PROPOSAL THREE

APPROVAL OF THE PPGI, INC.
2010 EQUITY COMPENSATION PROGRAM

The Board of Directors of the Company (the "Board") adopted the PPGI, Inc. 2010 Equity Compensation Program (the "Program"), subject to shareholder approval. The Company currently maintains the 2000 Equity Compensation Program (the "2000 Program"), and it has reserved 6,000,000 shares of the Company's Common Stock for issuance under the 2000 Program. As of March 31, 2010, there were 3,610,177 shares available for issuance under the 2000 Program, which will expire by its terms on August 14, 2010. Approval of the Program is intended to ensure that the Company has a new replacement equity compensation program under which it can continue to provide stock options at levels determined appropriate by the Compensation Committee of the Board. The following is a brief description of the material features of the Program. Such description is qualified in its entirety by reference to the Program, a copy of which is set forth as Exhibit B to this Proxy Statement.

PURPOSE

The purpose of the Program is to help attract and retain superior directors, officers, employees and consultants of the Company and its subsidiaries and to encourage them to devote their abilities and industry to the success of the Company.

SHARES AND INCENTIVES AVAILABLE UNDER THE PROGRAM

The Program provides for grants of options, stock appreciation rights, and restricted stock awards (collectively, the “Awards”). An aggregate of 4,000,000 shares of Common Stock are authorized for issuance under the Program, which amount will be proportionately adjusted in the event of certain changes in the Company's capitalization, a merger, or a similar transaction. If any of the options (including incentive stock options) or stock appreciation rights granted under the Program expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for purposes of the Program.  If the conditions associated with the grant of any restricted shares ore restricted stock units are not satisfied within the time period required by the Award, the shares associated with such award shall again be available for purposes of the Program. Such shares may be authorized and unissued shares or treasury shares. As of April 16, 2010, the closing sale price per share of the Common Stock on the OTC Bulletin Board was $1.04.

ELIGIBILITY

All directors, officers, employees and consultants of the Company and its subsidiaries are eligible to receive awards under the Program. The Company estimates that as of March 31, 2010, there were approximately 80 individuals eligible to participate in the Program.

DETERMINATION OF ELIGIBILITY; ADMINISTRATION OF THE PROGRAM

The Program will be administered by the Board or by a committee appointed by the Board (the "Committee"), which to the extent required in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), shall consist solely of "Outside Directors" (as defined). When acting to administer the Program, the Board or the Committee is referred to as the "Program Administrator." For purposes of the Program, the term "Outside Director" shall mean a director who (a) is not a current employee of the Company or its subsidiaries; (b) is not a former employee of the Company or its subsidiaries who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the then current taxable year; (c) has not been an officer of the Company or its subsidiaries; and (d) does not receive remuneration (which shall be deemed to include any payment in exchange for goods or services) from the Company or its subsidiaries, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and the regulations thereunder.

The Program Administrator has full discretion and authority to: (a) interpret the Program; (b) define its terms; (c) prescribe, amend and rescind rules and regulations relating to the Program; (d) select eligible individuals to receive the Awards; (e) determine when the Awards shall be granted under the Program; (f) determine the type, number, and terms and conditions of the Awards to be granted and the number of shares of stock to which Awards will relate; and (g) make all other determinations that may be necessary or advisable for the administration of the Program.

Any action of the Program Administrator is final, conclusive and binding on all participants in the Program and on their legal representatives, heirs and beneficiaries. The Program provides that members of the Board or the Committee acting as the Program Administrator will not be liable for any act or determination taken or made in good faith in their capacities as such members and will be fully indemnified by the Company with respect to such acts and determinations.

TYPES OF AWARDS

The Program is comprised of four parts: (i) the Incentive Stock Option Plan ("Incentive Plan"), (ii) the Supplemental Stock Option Plan ("Supplemental Plan"), (iii) the Stock Appreciation Rights Plan ("SAR Plan"), and (iv) the Restricted Stock Award Plan.

INCENTIVE PLAN. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code. The Program Administrator may grant ISOs to purchase Common Stock to any employee of the Company or its subsidiaries. These options shall expire on the date determined by the Program Administrator, but they shall not expire later than 10 years from the date the options are granted. Any ISO granted to any person who owns more than 10% of the combined voting power of all classes of stock of the Company or any of its subsidiaries shall expire no later than 5 years from the date it was granted.

The exercise price of ISOs may not be less than the fair market value of the Company's Common Stock on the date of grant. However, the exercise price of an ISO granted to a 10% or more stockholder may not be less than 110% of the fair market value of the Company's Common Stock on the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

SUPPLEMENTAL PLAN. Options granted under this Supplemental Plan shall not be ISOs as defined in Section 422 of the Code. The Program Administrator may grant supplemental stock options to eligible participants in the Program. These options shall expire on the date determined by the Program Administrator, but they shall not expire later than 10 years from the date the options are granted. The exercise price of supplemental stock options shall be determined by the Program Administrator at the time of grant.

SAR PLAN. The Program Administrator may grant stock appreciation rights ("SARs") to eligible participants in the Program. These SARs may be granted either together with supplemental stock options or ISOs ("Tandem Options") or as naked stock appreciation rights ("Naked Rights"). Tandem Options entitle the holder to receive from the Company an amount equal to the fair market value of the shares of Common Stock which the recipient would have been entitled to purchase on that date upon the surrender of the unexpired option, less the amount the recipient would have been required to pay to purchase the shares upon the exercise of the option. Naked Rights entitle the holder to receive the excess of fair market value of those rights on the exercise date over the fair market value of those rights when they are granted. Payments to recipients who exercise SARs may be made, at the discretion of the Program Administrator, in cash or by Company check, in shares of Common Stock with a fair market value equal to the amount of payment, in a note in the payment amount, or any combination of these totaling the payment amount.

RESTRICTED STOCK AWARD PLAN. The Program Administrator may grant restricted shares of Common Stock to eligible participants in the Program.   In addition, the Company may grant to eligible participants the right to receive shares of Common Stock after certain vesting requirements are met (“restricted stock units”).  Each grant of restricted shares or restricted stock units confers upon the recipient the right to receive a specified number of shares of Common Stock of the Company contingent upon the achievement of specified performance objectives within a specified period and/or the recipient's continued employment with or service to the Company for a specified period.

EXERCISE

Options may be exercised by providing written notice to the Company, specifying the number of shares to be purchased and accompanied by payment for such shares, and otherwise in accordance with the applicable option agreement. Payment may be made in cash, other shares of Common Stock or by a combination of cash and shares. The Program Administrator may also permit cashless exercises pursuant to procedures approved by the Program Administrator.

VESTING OF OPTIONS

Unless otherwise provided by the Program Administrator at the time of grant or acceleration, stock options vest in 3 equal annual installments, with the initial one-third vesting 12 months after the date of grant.

TRANSFERABILITY OF AWARDS

Grants of stock options and other awards are generally not transferable except by will or by the laws of descent and distribution, except that the Program Administrator may, in its discretion, permit transfers of supplemental stock options and/or stock appreciation rights granted in tandem with such options for estate planning or other purposes subject to any applicable restrictions under federal securities laws. Common Stock which represents restricted shares or restricted stock units prior to the satisfaction of the stated conditions may not be sold, pledged, assigned or transferred in any manner.

AWARD LIMITATIONS

The maximum number of shares of Common Stock subject to options, separately exercisable stock appreciation rights or other awards that an individual may receive in any calendar year is 500,000.

ACCELERATION OF VESTING; CHANGE IN CONTROL

The Program Administrator may, in its discretion, accelerate the exercisability of any option or stock appreciation right or provide that all restrictions, performance objectives, performance objective periods and risks of forfeiture pertaining to restricted shares and restricted stock units shall lapse upon the occurrence of a "change in control" of the Company. Each of the following constitutes a change in control under the Program: (i) the consummation of a merger or consolidation where the Company is not the surviving Company or in which the Company's shareholders before the transaction do not own 50% or more of the common stock of the surviving corporation immediately after the transaction; (ii) the sale or other disposition of all or substantially all of the assets of the Company; (iii) shareholder approval for a complete liquidation or dissolution of the Company; (iv) a purchase by a "person" within the meaning of Sections 13(d) of the Securities Exchange Act of 1934, as amended, by a corporation or by any other entity of any voting securities of the Company pursuant to a tender offer or exchange offer, unless the Board previously determined that such purchase would not be deemed a Change in Control for purposes of the Program; (v) a purchase by a person, corporation or other entity of beneficial ownership of at least 50% of the Company's voting securities, unless the Board previously determined that such purchase would not be deemed a Change in Control for purposes of the Program; or (vi) if the individuals who were members of the Board when the Program was adopted (the "Original Directors"), who are thereafter elected to the Board and whose election, or nomination for election, to the Board was approved by the Original Directors then still in office ("Additional Original Directors"), and who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

If a change in control occurs pursuant to a merger or consolidation or sale of assets as described above, then each outstanding Award shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board to be the successor corporation unless the successor does not so agree at least 15 days prior to the merger, consolidation or sale of assets. In that instance, each Award shall be deemed to be fully vested and exercisable and the restrictions or conditions associated with each restricted stock award and restricted stock unit award not so assumed or substituted shall immediately lapse or be deemed satisfied immediately prior to the merger or consolidation or sale of assets and the shares of Common Stock associated with such restricted stock award or restricted stock unit award shall be issued and delivered to the recipient of such Award.

SUBSTITUTE OPTIONS

In the event that the Company, directly or indirectly, acquires another entity, the Program Administrator may authorize the issuance of stock options (“substitute options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Program Administrator shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a substitute option that is intended to be an incentive stock option within the meaning of Section 422 of the Code.  Shares of Common Stock underlying substitute stock options shall not constitute shares of Common Stock issued pursuant to the Plan for any purpose.

TERMINATION, RESCISSION AND RECAPTURE OF AWARDS

In the event the recipient of an Award engages in certain specified activities, either during employment or service with the Company or after service with the Company terminates for any reason, the recipient is considered to have acted contrary to the long-term interests of the Company, and the Company may terminate any outstanding, unexercised, unexpired or unpaid Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the recipient’s sale of shares of Common Stock issued pursuant to the Award (“Recapture”), if the recipient does not comply with certain conditions.  Such specified activities include, but are not limited to, (i) disclosure by the recipient to anyone outside the Company of any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the recipient and the Company with regard to any such proprietary or confidential information or material; (ii) assisting any organization that is or is working to become competitive with the Company; (iii) solicitation of non-administrative employees of the Company to terminate employment with the Company; (iv) engaging in activities which are materially prejudicial to or in conflict with the interests of the Company.

RECOUPMENT OF AWARDS

The Program Administrator may require that each recipient agree to reimburse the Company for all or any portion of any Awards granted under the Plan (“Reimbursement”) if (i) the granting vesting or payment of such Award (or portion thereof) was predicated upon the achievement of certain financial results, (ii) the recipient either benefited from a calculation that later proved to be materially inaccurate, or engaged in one or more material acts of fraud or misconduct that caused or partially caused the need for a financial restatement by the Company or any material Subsidiary; or (iii) a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in (ii) above.  In each such instance, the Program Administrator will require Reimbursement, Termination, or Rescission of, or Reimbursement relating to, any such Award granted to a recipient, plus a reasonable rate of interest.

EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE AS A DIRECTOR OR CONSULTANT

Except as otherwise provided in any agreement evidencing an award or option:

(a) in the event that a participant's employment or service with the Company is terminated for "cause," any outstanding options and awards of such participant shall terminate immediately;

(b) in the event that a participant's employment or service with the Company terminates due to death or disability (within the meaning of Section 22(e)(3) of the Code), all options and stock appreciation rights of such participant (other than Naked Rights) will lapse unless exercised, to the extent exercisable at the date of termination, within one year following such date of termination, all restricted share and restricted stock unit awards for which all conditions of the Award have been satisfied (other than continued employment or status as a consultant) shall be paid in full (any remaining awards of such participant will be forfeited), and all Naked Rights shall be fully paid by the Company as of the date of death or disability; and

(c) in the event that a participant's employment or service with the Company terminates for any other reason: (i) any outstanding options and awards (other than Naked Rights) shall be exercisable, to the extent exercisable on the date of termination, for a period of 90 days after the date of such termination if the recipient resigned, and 12 months after the date of such termination if it was an involuntary termination other than for cause; (ii) all Naked Rights not payable on the date of termination shall terminate immediately; and (iii) restricted share and restricted stock unit awards shall terminate immediately unless the conditions of the Award have been satisfied.

AMENDMENT, SUSPENSION OR TERMINATION OF THE PROGRAM

The Program will terminate on the day preceding the tenth anniversary of its adoption, unless sooner terminated by the Board. Prior to that date, the Program Administrator may amend, modify, suspend or terminate the Program, provided, however, that (a) stockholder approval is obtained when required by law, and (b) no such amendment, modification, suspension or termination by the Program Administrator shall adversely affect the rights of participants, without their consent, under any outstanding Award.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AND AWARDS

BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME TAX MATTERS. PARTICIPANTS OF THE PROGRAM ARE ADVISED TO CONSULT THEIR OWN PERSONAL TAX ADVISORS. IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE INTERNAL REVENUE CODE AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

NOTHING CONTAINED IN THIS DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSES OF (I) AVOIDING TAX-RELATED PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING, OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTIONS OR TAX-RELATED MATTERS ADDRESSED HEREIN.

ISOs. In general, an optionee granted an ISO will not recognize taxable income upon the grant or the exercise of the ISO (assuming the ISO continues to qualify as such at the time of exercise). The excess of the fair market value of shares of Common Stock received upon exercise of the ISO over the exercise price is, however, a tax preference item which can result in imposition of the alternative minimum tax. The optionee's "tax basis" in the shares of Common Stock acquired upon exercise of the ISO generally will be equal to the exercise price paid by the optionee, except in the case in which the optionee pays the exercise price by delivery of the shares of Common Stock otherwise owned by the optionee (as discussed below).

If the shares acquired upon the exercise of an ISO are held by the optionee for the "ISO holding period" of at least two years after the date of grant and one year after the date of exercise, the optionee will recognize long-term capital gain or loss upon the sale of the ISO Shares equal to the amount realized upon such sale minus the optionee’s tax basis in the shares, and such optionee will not recognize any taxable ordinary income with respect to the ISO. As a general rule, if an optionee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized on the disposition will be taxed as ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the optionee’s tax basis in the shares, or (ii) the amount realized upon the disposition minus the optionee’s tax basis in the shares. If the amount realized upon a disqualifying disposition is greater than the amount treated as ordinary income, the excess amount will be treated as capital gain for federal income tax purposes. Certain transactions are not considered disqualifying dispositions including certain exchanges, transfers resulting from the optionee’s death, and pledges and hypothecations of ISO Shares.

In general, if an optionee, in exercising an incentive stock option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender.  However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

SUPPLEMENTAL STOCK OPTION PLAN. No income will be recognized to the optionee at the time of the grant of an option, nor will the Company be entitled to a tax deduction at that time. Upon the exercise of a supplemental stock option, the optionee will be subject to ordinary income tax equal to the excess of the fair market value of the stock on the exercise date over the exercise price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income realized by the optionee. If shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain.

STOCK APPRECIATION RIGHT. Neither the holder of a Tandem Option nor the holder of a Naked SAR will be deemed to receive any income at the time a SAR is granted. When any part of a SAR is exercised, the optionee will be deemed to have received ordinary income on the exercise date in an amount equal to the sum of the fair market value of shares and cash received. The Company will be entitled to a corporate income tax deduction in an equal amount. Income recognized by an optionee upon the exercise of a SAR will be subject to federal withholding taxes.

RESTRICTED STOCK AWARDS.  Generally, absent an election to be taxed currently under Section 83(b) of the Code (a "Section 83(b) Election"), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award.  At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time.  If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time.  If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

RESTRICTED STOCK UNIT AWARDS.  The recipient of a restricted stock unit will recognize ordinary income as and when the units vest.  The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction.  The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

PERSONS SUBJECT TO LIABILITY UNDER SECTION 16(b) OF THE EXCHANGE ACT. Special rules apply under the Code which may delay the timing and alter the amount of income recognized with respect to awards granted to persons subject to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such persons include directors, "officers" (as defined under Section 16 of the Exchange Act) and holders of more than 10% of the Company's outstanding Shares.

COMPENSATION DEDUCTION LIMITATION. Code Section 162(m) generally disallows a public company's tax deduction for compensation paid to the Chief Executive Officer, the Chief Financial Officer or to any of the other three most highly compensated officers, in excess of $1.0 million in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1.0 million deductibility cap, if various requirements are satisfied. The Company intends that options and certain other awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as "performance-based compensation," so that such awards will not be subject to the deductibility cap.

WITHHOLDING. If the Company determines that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is required as a condition of, or in any connection with, the exercise or delivery or purchase of shares pursuant to the exercise of any option, stock appreciation right or performance share under the Program, then the exercise of the option, stock appreciation right or performance share shall not be effective unless the withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon is required for approval of Proposal Three. If the stockholders do not vote for approval, since the 2000 Program will expire in 2010, no plan will be in place for an equity compensation program. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" the approval of the Program.

The Board of Directors unanimously recommends that you vote FOR the proposal to approve the Company’s 2010 Equity Compensation Program.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Holtz Rubenstein Reminick, LLP served as the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2009 and has been appointed by the Company’s Audit Committee to serve as the Company’s independent registered accountants for the current fiscal year.

The Company’s Audit Committee has the responsibility to select, retain and oversee the work of outside auditors and, when appropriate, to replace the outside auditors. Stockholder ratification of the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 is not required by law or by the Company’s Certificate of Incorporation or by-laws. However, the Board of Directors is submitting the selection of Holtz Rubenstein Reminick, LLP to the Company’s stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, the Company will reconsider whether or not to retain that firm. Even if the selection is ratified, the Company may appoint a different independent registered public accounting firm during the year if the Audit Committee of the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Holtz Rubenstein Reminick, LLP is expected to be present at the Annual Meeting, will make such statements as Holtz Rubenstein Reminick, LLP may desire and will be available to respond to appropriate questions from the shareholders.

The Board of Directors unanimously recommends that you vote FOR the proposal to ratify the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent registered public accounting firm during the fiscal year ending December 31, 2010.

COMPENSATION OF DIRECTORS

Compensation for non-employee Directors’ consists of two components: cash (i.e. meeting attendance fees, retainer and cash bonuses) and awards under the Company’s 2000 Equity Compensation Program.  Under the 2000 Equity Compensation Program, stock option grants and restricted stock unit grants may be made by the Compensation Committee.  Equity-based grants are intended to align the interests of the Company’s directors with that of other shareholders.  The Company does not require its directors to own stock.

Fees paid to non-employee directors were $500 during fiscal year 2009 for each board or committee meeting attended in person, and $250 for each meeting in which they participated via telephone.

In addition, each non-employee director is paid an annual retainer fee, in quarterly installments.  For 2009, the annual retainer was $15,000 for the Chairman and $10,000 for each of the other outside Directors.

Directors, who are also employees of the Company, do not receive any additional fees for such services.

The table that follows provides information on components of Director Compensation in 2009.

Director Compensation in Fiscal Year 2009

Name	Fees earned or paid in cash ($)	Stock Unit Awards($) (1)(2)	Option Awards ($) (1)(3)	Total ($)
Luke P. LaValle, Jr.	17,750	—	13,000	30,750
Thomas H. Lenagh	17,250	—	51,750	69,000
Dennis G. Romano (4)	4,598	—	5,000	9,598
N.E. Rick Strandlund	16,000	—	5,000	21,000
Jan M. Winston	20,909	—	13,000	33,909
John C. Rich (5)	9,272	—	8,000	17,272
Daniel Lehrfeld (6)	1,103	—	—	1,103

(1)
The value of stock option awards and restricted stock unit grants is calculated using the aggregate grant date fair value of the stock option awards or restricted stock unit grants computed in accordance with FASB ASC Topic 718.  Unless otherwise indicated, stock option awards and restricted stock unit grants vest over three years, and accrue proportionally over the three year vesting period.

(2)
The aggregate fair value of restricted stock unit grants is the product of the number of units granted times the closing price of common stock of the Company on the date of the grant.  No stock unit awards were made in 2009.  In 2009, the number of restricted stock unit grants which vested and which resulted in the issuance of an equal number of shares of common stock to each non-employee director were as follows:    Luke P. LaValle, Jr., 834; Thomas H. Lenagh, 834; Jan M. Winston, 834; and John C. Rich, 2,500.   At fiscal year end, the aggregate number of grants outstanding for each non-employee director then serving as a director was as follows:  Luke P. LaValle, Jr., 1,666; Thomas H. Lenagh, 1,666; and Jan M. Winston, 1,666.

(3)
The value of stock option awards is computed in accordance with FASB ASC Topic 718.  These amounts reflect the aggregate grant date fair value of the awards.  At fiscal year end, the aggregate number of option awards outstanding for each non-employee director then serving as a director was as follows:  Luke P. LaValle, Jr., 18,611; Thomas H. Lenagh, 158,611; Jan M. Winston, 51,611; Dennis G. Romano 5,000; and N.E. Rick Strandlund, 5,000.

(4)	Mr. Romano was appointed to the Board of Directors on September 14, 2009 to serve under this appointment until the election of directors at the Annual Meeting of Shareholders.

(5)	Mr. Rich, the former Chairman, did not stand for re-election at the Annual Meeting of Shareholders on May 13, 2009.

(6)	Mr. Lehrfeld, the former President and Chief Executive of the Board, retired as of December 31, 2009 but continued to serve as a non-employee director until his resignation on January 23, 2009.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

Composition of the Board

The Board of Directors in 2009 consisted of five independent directors, and the Company’s President and CEO, Mr. Joseph J. Rutherford.  The Board of Directors has determined that each of its five outside directors, Mr. N.E. Rick Strandlund, Mr. Dennis G. Romano, Mr. Thomas H. Lenagh, Mr. Jan M. Winston, and Mr. Luke P. LaValle, Jr., has no material relationship with the Company (other than as director) and is therefore “independent” within the meaning of the current listing standards of the Nasdaq National Market and the requirements of the Sarbanes Oxley Act.  In its annual review of director independence, the Board of Directors considers all commercial, banking, consulting, legal, accounting or other business relationships any director may have with the Company.  The Board of Directors considers a “material relationship” to be one that impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its shareholders.  When assessing the “materiality” of a director’s relationship with the Company, the Board of Directors considers all relevant facts and circumstances not only from the standpoint of the director in his or her individual capacity, but also from the standpoint of the persons to whom the director is related and organizations with which the director is affiliated.

Mr. Rutherford does not serve on any Committees of the Board.  Mr. Jan M. Winston served as Chairman of the Board during the year.  The Board met nine times during fiscal year 2009 with all members in attendance.  Board members are encouraged, but not required by any specific Board policy, to attend the Company’s Annual Meeting.  During 2009, each non-employee director of the Company was also a member of each Committee of the Board of Directors and each attended all of the meetings of the Board and the respective committees of the Board on which they served in fiscal 2009.  On September 9, 2009 the Board appointed Mr. Dennis G. Romano to fill the seat left vacant by the departure of John C. Rich in May of 2009.

Board Leadership Structure

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

Currently, Mr. Winston serves as the Chairman of the Board and Mr. Rutherford serves as a Director and Chief Executive Officer. The Board of Directors believes this is the most appropriate structure for the Company at this time because it makes the best use of Mr. Winston’s skills and experience, including 10 years as a Director of the Company.

Board’s Role in the Oversight of Risk Management

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk.  In fulfilling its risk oversight role, the Board focuses on the adequacy of the Company’s risk management process and overall risk management system.  The Board believes an effective risk management system will (1) adequately identify the material risks that the Company faces in a timely manner, (2) implement appropriate risk management strategies that are responsive to the Company’s risk profile and specific material risk exposures, (3) integrate consideration of risk and risk management into business decision-making throughout the Company, and (4) include policies and procedures that adequately transmit necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee.

The Audit Committee has been designated to take the lead in overseeing risk management at the Board level.  Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties.  In this role, the Audit Committee receives reports from management and other advisors, and strives to generate serious and thoughtful attention to the Company’s risk management process and system, the nature of the material risks the Company faces, and the adequacy of the Company’s policies and procedures designed to respond to and mitigate these risks.

Although the Board’s primary risk oversight has been assigned to the Audit Committee, the full Board also periodically receives information about the Company’s risk management system and the most significant risks that the Company faces.  This is principally accomplished through Audit Committee reports to the Board and summary versions of the briefings provided by management and advisors to the Committee.

In addition to the formal compliance program, the Board and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations.  The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company.  As a result, the Board and Audit Committee periodically ask the Company’s executives to discuss the most likely sources of material future risks and how the Company is addressing any significant potential vulnerability.

Audit Committee

The Company has a separately designated standing Audit Committee.  The Board of Directors has determined that the members of the Audit Committee each satisfy the requirements for independence under Section 301 of the Sarbanes-Oxley Act, as well as the independence standards of the NASDAQ National Market.   In 2009, the Audit Committee was comprised of all active outside Directors.  Luke P. LaValle, Jr. (Chairman), Thomas H. Lenagh and Jan M. Winston served as Audit Committee members for the full year. John C. Rich served until his retirement in May 2009.  N.E. Rick Strandlund and Dennis G. Romano joined the Committee as of their respective date of appointment to the Board of Directors.  The Audit Committee is empowered by the Board of Directors to, among other things, serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system, review and appraise the audit efforts of the Company’s independent accountants, assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Company’s Board of Directors.  The Audit Committee charter is attached as Exhibit A to the Company’s 2009 Proxy Statement, filed with the SEC on April 20, 2010.

The Audit Committee met four times during 2009 with all members in attendance at all of the meetings.

Audit Committee Financial Expert

The Board of Directors of the Company has determined that Luke P. LaValle, Jr. is an “audit committee financial expert” as such term is defined by the SEC.

Compensation Committee

The Compensation Committee is comprised of all of the independent, non-management directors, and is responsible for establishing appropriate salaries and bonuses for all executive officers and senior management of the Company.

The Compensation Committee has the responsibility of granting equity-based incentive compensation (i.e. stock options and grants of restricted stock units) to eligible employees including the executive officers, and to its directors.  The Compensation Committee duties also include administering and interpreting the Photonic Products Group, Inc.  2000 Equity Compensation Program (“the Stock Option Plan”).  The duties relating to the Company’s Stock Option Plan include selecting from eligible employees those persons to whom awards will be granted and determining the type of award, the number of shares to be included in each award, any restrictions for some or all of the shares subject to the award and the award price.  The Compensation Committee reviews and approves all matters regarding the compensation of the executive officers and other executives of the Company.  The Compensation Committee has no charter.

The Compensation Committee has the authority to hire independent advisors to help fulfill its duties.

In 2009, the Compensaton Committee was comprised of all active outside Directors.  In May 2009, N.E. Rick Strandlund replaced Jan Winston as the Chairman of the Compensation Committee. The Compensation Committee met five times during the year with all members in attendance.

Nominating Committee

During 2009, the Nominating Committee was comprised of all active outside directors.  The Nominating Committee met once during the year with all members in attendance.  The Committee strives to compose the Board of Directors with a collection of individuals who bring a variety of complementary skills which, as a group, will possess the appropriate skills and experience to oversee the Company’s business. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating Committee charter is attached as Exhibit B to the Company’s 2009 Proxy Statement, filed with the SEC on April 20, 2010.

Procedures for Considering Nominations Made by Stockholders

The Nominating Committee’s charter describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board.  The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.  The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above.  The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the criteria established by the Nominating Committee, as described below.

Qualifications

The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess.  Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation in the Company’s industry, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and

•
must have experience, either as a member of the board of directors of another public or private company or in another capacity that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board

Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders.  The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.  The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate;

together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations

In connection with the 2010 Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s Common Stock for at least one year.

Communication with the Board

The Board has established a procedure that enables stockholders to communicate in writing with members of the Board.  Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o the Company at its principal place of business at 181 Legrand Ave, Northvale, NJ 07647.  Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board.  Under the procedures established by the Board, upon the Secretary’s receipt of such communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder.  Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers of the Registrant

The following table sets forth the name and age of each executive officer of the Company, the period during which each such person has served as an executive officer and the positions with the Company held by each such person:

Name and Age	Since	Position With the Company

Joseph J. Rutherford, 63	2009	President and Chief Executive Officer

William J. Foote, 59	2006	Chief Financial Officer, Corporate Secretary and Treasurer

William D. Brucker, 62	2007	Vice President Human Resources and Administration

Miro Dosoudil, 46	2008	Vice President of Operations

John R. Ryan, 40	2007	Vice President of Sales and Marketing

On January 1, 2009, Mr. Joseph J. Rutherford was appointed President and Chief Executive officer of the Company.  Mr. Rutherford has spent more than 30 years as an executive in the optics industry and is an experienced leader in optical component development and manufacturing businesses serving customers in both defense and commercial sectors of the photonics industry. Prior to joining the Company, from 1989 through 2006, he was VP/GM of Charlotte, NC-based Synoptics, a subsidiary successively of Litton and Northrop Grumman corporations and an industry leader in laser crystal products and related optical components.  Prior to that, he held executive level sales and marketing positions within Memtech Corporation, Material Progress Corporation, and Allied Corporation.  Mr. Rutherford holds a Bachelor of Science degree in Education from Trenton State College.

William J. Foote joined the Company in May 2006 and was appointed its Chief Financial Officer and Corporate Secretary on May 16, 2006.  In May, 2009, he was appointed to the position of Treasurer.  Mr. Foote served as Chief Financial Officer of INSL-X Products Corporation, a private paint and coatings manufacturer, from 2002 through 2005.  From 2000 to 2002, he was CFO of ASD Group, Inc., a publicly held contract manufacturer serving the OEM marketplace in the high-tech sector.  Prior to that, from 1990 through 1999, Mr. Foote held several executive positions including Director and Vice-President of Finance positions with Benjamin Moore & Co., a large public paint and coatings manufacturer.  Earlier in his career, Mr. Foote served in various senior financial roles with a number of manufacturing firms in Canada.  Mr. Foote is both a Certified Public Accountant and a Chartered Accountant (Canada).  His past experience includes working in the audit area with the public accounting firm of KPMG (Canada).  Mr. Foote holds a Bachelor of Arts degree from Carleton University in Ottawa and a Masters Degree in Accounting from the University of British Columbia.

William D. Brucker joined the Company in 2000 as Director of Human Resources.  In 2006 he was appointed Vice President of Human Resources and Administration.  Prior to joining the Company, Mr. Brucker held corporate divisional HR leadership responsibilities with Hughes Aircraft/Raytheon, RJR/Nabisco, Proctor & Gamble, and The Journal of Commerce.  In addition to competency in all the classic HR disciplines including regulatory compliance, he has experience in multi-site organizations and facility/operational integration and transition.  Mr. Brucker holds a BA degree from Salem College.  Mr. Brucker was appointed an officer of the Company on January 19, 2007.

Miroslav Dosoudil joined the Company as Director of Manufacturing Engineering in 2000 and has successively held the positions of Director of Operations for Laser Optics, Vice-President of Operations for Northvale.  Prior to joining PPGI, he held optical manufacturing engineering positions with Circon, Tirolit and Meopta (Czech Republic).  Mr. Dosoudil holds various degrees in science and engineering including a Doctor of Science and Physical Electronics and Optics from the University of Palackiana in the Czech Republic.

John R. Ryan joined the Company in 2007 as Corporate Vice President of Sales and Marketing.  Mr. Ryan served since 2005 as Director of Sales for Labsphere, Inc., a privately held manufacturer of electro-optical test and measurement products.  He was a key member of their executive team, responsible for all domestic and international sales channels.  From 2003 through 2005, Mr. Ryan was Director of North American Sales for Xtera Communications, Inc., a supplier of DWDM systems.  Earlier, from 1993 through 2003, he held positions as Regional Sales Manager for Photon Dynamics and Electro Scientific Industries, manufacturers of optical inspection equipment and laser-based process equipment, respectively.  Mr. Ryan received his Bachelor of Science degree from Merrimack College in Business Administration and Marketing in 1992.

Each of the executive officers has been elected by the Board of Directors to serve as an officer of the Company until the next election of officers, as provided by the Company’s by-laws.

Summary of Cash and Certain Other Compensation

The following Summary Compensation Table sets forth, for the years ended December 31, 2009 and 2008, the compensation paid by the Company and its Subsidiaries, with respect to the Company’s Chief Executive Officer and two other highest paid executives.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($) (2)	Option Awards ($) (1)	Stock Awards ($) (1)	All Other Compensation ($)	Total ($)
Joseph J. Rutherford,	2009	180,000	—	75,830	—	—	255,830
President and CEO	2008	52,771	—	—	15,300	7,500	75,571
(3)(4)
William J. Foote, CFO,	2009	141,000	—	14,300	—	—	155,300
Corporate Secretary	2008	141,000	4,000	—	10,000	—	155,000
and Treasurer(5)
John R. Ryan,	2009	150,000	—	16,300	—	—	166,300
VP Sales and	2008	150,000	5,000	—	—	31,000	186,000
Marketing (6)

(1)
The aggregate grant date fair value of option awards and stock awards are computed in accordance with FASB ASC Topic 718, in accordance with new SEC rules.  In prior years, the applicable rules required disclosure of the dollar amount recognized for financial statement purposes.  Accordingly, the amounts in the Option Awards and Stock Awards columns for 2008 have been revised to conform to the new disclosure requirements. No stock awards were granted to these individuals in 2009.

(2)	Represents cash bonus amounts accrued and expensed in the 2008 fiscal year and paid in the first quarter of the 2009.

(3)
Mr. Rutherford’s compensation for 2008 reflects that portion of his annualized salary of $140,000 for that year, having joined the Company on July 30, 2008, in the position of Vice President and General Manager of the Company’s Sarasota operations.  On July 31, 2008, Mr. Rutherford also received a stock grant of 6,000 shares with a fair value of $2.55 per share which was the closing market price on the date of the grant which had an aggregate fair value of approximately $15,300.  These stock awards vest over three years, one-third upon each anniversary of the grant date.  Included in All Other Compensation, is a $7,500 living allowance paid in 2008, to Mr. Rutherford.

(4)
Effective January 1, 2009, Mr. Rutherford was appointed President and CEO of the Company.  Mr. Rutherford’s annual salary is $180,000.  He was entitled to participate in the Company’s 2000 Equity Compensation Program and was eligible for an incentive compensation cash award in 2009, targeted at $50,000 based on performance objectives to be established during the year by the Company’s Compensation Committee. No incentive compensation cash award was awarded in 2008.  Also, on January 1, 2009, Mr.  Rutherford received a sign-on grant of 17,143 stock options with a term of 10 years and an exercise price of $1.75 which was the closing market price on the date of the grant and an aggregate fair value of approximately $29,830.  These stock options will vest over three years, one-third upon each anniversary of the grant.  On January 22, 2009, he was also granted a 10 year stock option of 6,897 shares with an exercise price of $1.75 for achievements in 2008.  These stock options will vest over three years, one-third upon each anniversary of the grant and had an aggregate fair value of $12,000.  On December 28, 2009, Mr. Rutherford received an award of 34,000 shares with a 10 year term and an exercise price of $1.00 for achievements in 2009.  These stock options will vest over three years, one-third upon each anniversary of the grant and had an aggregate fair value of $34,000.

(5)
Mr. Foote was granted a 10 year stock option of 4,598 shares with an exercise price of $1.75 on January 22, 2009 for achievements in 2008. These stock options will vest over three years, one-third upon each anniversary date of the grant and had an aggregate fair value of $8,000.  In addition, Mr. Foote was awarded a 10 year stock option of 6,300 shares with an exercise price of $1.00 on December 28, 2009 for achievements in 2009. These stock options will vest over three years, one-third upon each anniversary date of the grant and had an aggregate fair value of $6,300.

(6)
Included in Mr. Ryan’s other compensation for 2008 was a $10,000 sign-on bonus of $10,000 paid in 2008 but pursuant to his joining the Company in December, 2007 and $21,000 paid as a temporary living allowance to Mr. Ryan.  On January 22, 2009, Mr. Ryan was awarded a 10 year stock option grant of 5,747 shares with an exercise price of $1.75 and an aggregate fair value of $10,000 which vest over three years at one-third on the anniversary date of the grant.  In addition, Mr. Ryan was awarded a 10 year stock option grant of 6,300 shares with an exercise price of $1.00 and an aggregate fair value of $6,300 which vest over three years at one-third on the anniversary date of the grant.

Grants of Plan-Based Awards

Shown below is information on grants of stock options and restricted stock units pursuant to the 2000 Equity Compensation plan made during the fiscal year ended December 31, 2009 to the executive officers named in the Summary Compensation Table, and/or earned for performance during the fiscal year but awarded in the weeks following (under “All Other Option and Stock Awards”):

Grants of Plan-Based Awards

Name	Grant Date	All Other Option and Stock Awards: Number of Securities Underlying Award (#)		Exercise or Base Price of Option and Stock Awards ($/Sh)	Grant Date Fair Value of Stock Option and Stock Awards ($)
					(1)
Joseph J.	12/28/2009	34,000		1.00	34,000
Rutherford,	1/22/2009	6,897	(3)	1.75	12,000
President and CEO	1/1/2009	17,143		1.75	29,830
(2)

William J. Foote,	12/28/2009	6,300		1.00	6,300
CFO, Corporate	1/22/2009	4,598	(3)	1.75	8,000
Secretary and Treasurer

John R. Ryan,	12/28/2009	6,300		1.00	6,300
VP Sales and	1/22/2009	5,747	(3)	1.75	10,000
Marketing

(1)
The grant date fair value of stock option grants is the value computed in accordance with FASB ASC Topic 718, using the Black-Scholes options pricing model.  The grant date fair value of restricted stock unit grants is the number of shares granted times the closing market price on the day of grant.  Stock options and stock awards are subject to three year vesting, unless specifically disclosed.  Stock options have a ten year term.

(2)	Effective January 1, 2009, Mr. Joseph J. Rutherford was appointed President and CEO of the Company.

(3)	Represents Stock Option grants made in January 2009 but awarded based on performance in 2008.

Outstanding Equity-Based Awards at Fiscal Year-End

The following table provides information pertaining to vested and non-vested stock options held by each of the executive officers named in the Summary Compensation Table as of December 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS (1)				STOCK AWARDS (2)
Name	Number of Securities Underlying Unexercised options (#) Exercisable	Number of Securities Underlying Unexercised options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date ($)	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units of Stock that Have not Vested ($)
Joseph J.	—	34,000	1.00	12/28/2019
Rutherford,	—	6,897	1.75	01/22/2019
President and CEO	—	17,143	1.75	01/01/2019
		Total:
		58,040
					4,000	10,200

William J. Foote,	—	6,300	1.00	12/28/2019
CFO, Secretary and	—	4,598	1.75	01/22/2019
Treasure	2,253	1,125	1.50	01/19/2017
	10,000	—	1.00	05/16/2016
	Total:	Total:
	12,253	12,023
					1,666	6,664

John R. Ryan	—	6,300	1.00	12/28/2019
VP Sales and	—	5,747	1.75	01/22/2019
Marketing		Total:
		12,023
					4,000	16,000

(1)	Options vest at the rate of one-third per year over the ten year life of the option.
(2)
Stock awards vest at the rate of one-third per year on the anniversary date of the award.  The grant date fair value of restricted stock unit grants is the number of shares granted times the closing market price on the day of grant.

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under the Company’s Key Employee Compensation Plan and the Company’s 2000 Equity Compensation Program, as of December 31, 2009.  These plans were the Company’s only equity compensation plans in existence as of December 31, 2009.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity Compensation Plans Approved by Shareholders	1,233,719	$1.12	3,615,177
Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	1,233,719	$1.12	3,615,177

Compliance with Section 16(a) Beneficial Ownership

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  These persons are required by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports that they file.  Based on our review of copies of all disclosure reports filed by our directors and executive officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the following Forms 3 and 4 were not timely filed: Mr. Lenagh was late in filing two reports, one filed on June 23, 2009 covering a June 10, 2009 transaction and the other filed on January 12, 2010 covering a December 28, 2009 transaction.  Mr. Romano, Mr. LaValle, Mr. Dosoudil, Mr. Foote, Mr. Brucker, Mr. Rutherford, Mr. Winston, and Mr. Strandlund were each late in filing one report covering their respective December 28, 2009 transactions, which they each filed on January 12, 2010.

Certain Relationships and Related Transactions

The documented ethics policies of the Company restrict certain types of related-party transactions between the Company and its directors, officers, and employees of the Company.  Specifically, compensation for services provided by directors, officers, and employees to the Company may not be through any source but the Company.  The Company’s policies do permit related-parties to participate in financial transactions, limited to financing via debt or equity.  In such instances, the Board of Directors has an informal policy of requiring that when financing through a related party, that the terms of such financing, including but not limited to interest rates and fees, are at least equal to or better than the terms obtainable via financing from other sources.

In March 2009, the maturity date of a $1,500,000 Subordinated Convertible Promissory Note to Clarex Limited (“Clarex”), a major shareholder and debt holder, was extended to April 1, 2011.  The note bears interest at 6% and was originally due in January 2006, extended to December 31, 2008 and subsequently again to April 1, 2009.  Interest accrues yearly and along with principal may be converted into securities of the Company as follows:  The Note is convertible in the aggregate into 1,500,000 Units with each unit consisting of one share of common stock and one warrant.  The warrants had an original expiration date of August 2009 and each warrant allowed the holder to acquire 0.75 shares of common stock at a price of $1.35 per share.  The expiration date of the warrants under the conversion terms has been extended to April 1, 2014.

In March 2009, the maturity date of a $1,000,000 Subordinated Convertible Promissory Note bearing interest at 6% was extended to April 1, 2011.  The note was originally due in January 2006 and was subsequently extended to April 1, 2009.  Interest accrues yearly and along with principal may be converted into securities of the Company as follows:  The Note is convertible in the aggregate into 1,000,000 Units with each unit consisting of one share of common stock and one warrant.  The warrants had an original expiration date of August 2009 and each warrant allowed the holder to acquire 0.75 shares of common stock at a price of $1.35 per share.  The expiration date of the warrants under the conversion terms has been extended to April 1, 2014.  The holder of the note is an affiliate of Clarex.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions).  A copy of such Code of Ethics is available on the Company website at www.ppgioptics.com and will be made available without charge and upon written request addressed to the attention of the Secretary of the Company and mailed to the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 0764.

Relationship with Independent Public Accountants

Holtz Rubenstein Reminick, LLP, (the “Auditors”) independent accountants, has been selected by the Board of Directors to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2010.  Representatives of Holtz Rubenstein Reminick, LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work.  The Audit Committee is informed of each service actually rendered.

Audit Fees.

Audit fees billed or expected to be billed to the Company by the Company’s principal accountant for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the years ended December 31, 2009 and 2008 were $83,000 and $83,000, respectively.

Audit-Related Fees

The Company was billed $8,617 and $605 by the Company’s principal accountant for the fiscal years ended December 31, 2009 and 2008, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above.

Tax Fees

The Company was billed an aggregate of $12,000 and $12,000 by the Company’s principal accountant for the fiscal years ended December 31, 2009 and 2008, respectively, for tax services, principally the preparation of income tax returns.

All Other Fees

The Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved.  The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.  There have been no other fees that have been pre-approved by the Audit Committee of the Board of Directors.

Audit Committee Report

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009:

(1)	the Audit Committee reviewed and discussed the audited financial statements with the Company’s management;

(2)	the Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by SAS 61;

(3)
the Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence; and

(4)	based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2009 Annual Report on Form 10-K.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

This report is furnished by the Audit Committee of the Board of Directors.

/s/ Luke P. LaValle, Jr.	/s/ Thomas H. Lenagh
Luke P. LaValle, Jr.	Thomas H. Lenagh
Audit Committee Chairman

/s/ Dennis G. Romano	/s/ N. E. Rick Strandlund
Dennis G. Romano	N. E. Rick Strandlund

/s/ Jan M. Winston
Jan M. Winston

NOTICE REGARDING FILING OF SHAREHOLDERS PROPOSALS

AT 2011 ANNUAL MEETING

Any proposal intended to be presented by a shareholder at the 2011 Annual Meeting of Shareholders must be received by the Company at the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647 no later than the close of business on December 31, 2010 to be considered for inclusion in the Proxy Statement for the 2011 Annual Meeting and by March16, 2011 in order for the proposal to be considered timely for consideration at next years Annual Meeting (but not included in the Proxy Statement for such meeting).

The Annual Meeting of Stockholders is called for the purposes set forth in the Notice.  The Board does not know of any matter for action by stockholders at such meeting other than the matters described in the Notice.  However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting.  It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

You are cordially invited to attend the Annual Meeting in person.  Your participation in discussion of the Company’s affairs will be welcome.

/S/ William J. Foote
William J. Foote, Secretary

Dated:    April 30, 2010

A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission, is available (excluding exhibits) without cost to shareholders upon written request.  The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

EXHIBIT A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
PHOTONIC PRODUCTS GROUP, INC.
Pursuant to N.J.S. 14:9-4(3)
Dated: [______,___] 2010

The undersigned corporation, having adopted an amendment to its Restated Certificate of Incorporation, hereby certifies as follows:

1.           The name of the corporation is Photonic Products Group, Inc.

2.           The first paragraph of the present Article IV of the Restated Certificate of Incorporation shall be deleted and inserted in lieu thereof shall be the following:

“Article IV

The members of the board shall be divided into three classes, the respective terms of office of which shall end in successive years.  The number of directors in each class shall be specified in the bylaws of the Corporation.  Unless they are elected to fill vacancies, the directors in each class shall be elected to hold office until the third successive annual meeting of shareholders after their election and until their successors have been elected and qualified.  At each annual meeting of shareholders, the directors of only one class shall be elected, except directors elected to fill vacancies.  An affirmative vote of the holders of at least two-thirds of the outstanding shares of the Corporation's common stock shall be required to amend or repeal this provision.

3.           The Amendment was adopted by the shareholders on [_____, __] 2010.

4.           There were [__________] shares of Common Stock entitled to vote on the Amendment.

5.           The number of shares voted for and against the Amendment was as follows:
For:                   ____________
Against:  ____________

6.           This Certificate of Amendment shall be effective immediately upon filing.

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate to be executed on its behalf by its duly authorized officer as of this [_____] day of [______], 2010.

PHOTONIC PRODUCTS GROUP, INC.

By:
Joseph J. Rutherford, President

EXHIBIT B

PPGI, INC.

2010 EQUITY COMPENSATION PROGRAM

1.           Purposes.  This PPGI, Inc. 2010 Equity Compensation Program (the “Program”) is intended to secure for PPGI, Inc. (the “Corporation”), its direct and indirect present and future subsidiaries, including without limitation any entity which the Corporation reasonably expects to become a subsidiary (the “Subsidiaries”), and its shareholders, the benefits arising from ownership of the Corporation's Common Stock, par value $.01 per share (“Common Stock”), by those selected directors, officers, employees and consultants of the Corporation and the Subsidiaries who are responsible for future growth.  The Program is designed to help attract and retain superior individuals for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide these persons with an additional incentive to contribute to the success of the Corporation and the Subsidiaries.

2.           Elements of the Program.  In order to maintain flexibility in the award of benefits, the Program is comprised of four parts — the Incentive Stock Option Plan (“Incentive Plan”), the Supplemental Stock Option Plan (“Supplemental Plan”), the Stock Appreciation Rights Plan (“SAR Plan”) and the Restricted Stock Award Plan (“Restricted Stock Plan”).  Copies of the Incentive Plan, Supplemental Plan, SAR Plan and Restricted Stock Plan are attached hereto as Parts I, II, III and IV, respectively.  Each such plan is referred to herein as a “Plan” and all such plans are collectively referred to herein as the “Plans.”  The grant of any options, stock appreciation rights, restricted shares, unrestricted shares or restricted stock units under one of the Plans (collectively, the “Awards”) shall not be construed to prohibit the grant of options, stock appreciation rights, restricted shares, unrestricted shares or restricted stock units under any of the other Plans.

3.           Applicability of General Provisions.  Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the general provisions of the Program set forth below under the heading “General Provisions of the Equity Compensation Program” (the “General Provisions”).

GENERAL PROVISIONS OF THE EQUITY COMPENSATION PROGRAM

Article 1.  Administration.  The Program shall be administered by the Board of Directors of the Corporation (the “Board” or the “Board of Directors”) or any duly created committee appointed by the Board and charged with the administration of the Program.  To the extent required in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), such committee shall consist solely of “Outside Directors” (as defined herein).  The Board, or any duly appointed committee, when acting to administer the Program, is referred to as the “Program Administrator”.  Any action of the Program Administrator shall be taken by majority vote at a meeting or by unanimous written consent of all members without a meeting.  No Program Administrator or member of the Board of the Corporation shall be liable for any action or determination made in good faith with respect to the Program or with respect to any option, stock appreciation right, restricted stock award or restricted stock unit award granted pursuant to the Program, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.  For purposes of the Program, the term “Outside Director” shall mean a director who (a) is not a current employee of the Corporation or the Subsidiaries; (b) is not a former employee of the Corporation or the Subsidiaries who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the then current taxable year; (c) has not been an officer of the Corporation or the Subsidiaries; and (d) does not receive remuneration (which shall be deemed to include any payment in exchange for goods or services)  from the Corporation or the Subsidiaries, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and the regulations thereunder.

Article 2.  Authority of Program Administrator.  Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrator shall have the authority:  (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to prescribe, amend and rescind rules and regulations relating to the Program; (d) to determine the persons to whom Awards shall be granted under the Program; (e) to determine the time or times at which Awards shall be granted under the Program; (f) to determine the number of shares subject to any Award; (g) to determine the exercise price of any option or stock appreciation right, and the duration of each option or stock appreciation right granted under the Program; (h) to determine all other terms and conditions of any Award; and (i) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program.  All decisions, determinations and interpretations made by the Program Administrator shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

Article 3.  Maximum Number of Shares Subject to the Program.  The maximum aggregate number of shares of Common Stock issuable pursuant to the Program shall be  4,000,000 shares.  No one person participating in the Program may receive options, separately exercisable stock appreciation rights or other awards for more than 500,000 shares of Common Stock in any calendar year.  All such shares may be issued under any Plan which is part of the Program.  If any of the options (including incentive stock options) or stock appreciation rights granted under the Program expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for purposes of the Program.  If the conditions associated with the grant of any restricted shares or restricted stock units are not satisfied within the time period required by the Award, the shares of Common Stock associated with such Award shall again be available for purposes of the Program.  Any shares of Common Stock delivered pursuant to the Program may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Article 4.  Eligibility and Participation.  All directors, officers, employees and consultants of the Corporation and the Subsidiaries shall be eligible to participate in the Program.  The term "employee" shall include any person who has agreed to become an employee and the term "consultant" shall include any person who has agreed to become a consultant.

Article 5.  Effective Date and Term of Program.  The Program shall become effective immediately upon approval of the Program by the Board of Directors of the Corporation, subject to approval of the Program by the shareholders of the Corporation within twelve months after the date of approval of the Program by the Board of Directors.  The Program shall continue in effect for a term of ten years from the date that the Program is adopted by the Board of Directors, unless sooner terminated by the Board of Directors of the Corporation.

Article 6.  Adjustments.  In the event that the outstanding shares of Common Stock of the Corporation are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split (an "Adjustment Event"), an appropriate and proportionate adjustment shall be made by the Program Administrator in the maximum number and kind of shares as to which Awards may be granted under the Program.  A corresponding adjustment changing the number or kind of shares allocated to unexercised options, stock appreciation rights, restricted shares and restricted stock units which shall have been granted prior to any such Adjustment Event, shall likewise be made.  Any such adjustment in outstanding options and stock appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or stock appreciation right but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or stock appreciation right.  In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

Article 7.  Termination and Amendment of Program and Awards.  No Award shall be granted under the Program after the termination of the Program.  The Program Administrator may at any time amend or revise the terms of the Program or of any outstanding Award issued under the Program, provided, however, that (a) any shareholder approval required by applicable law or regulation shall be obtained and (b) no amendment, suspension or termination of the Program or of any outstanding Award shall, without the consent of the person who has received such Award, impair any of that person's rights or obligations under such Award.

Article 8.  Privileges of Stock Ownership.  Notwithstanding the exercise of any option or stock appreciation rights granted pursuant to the terms of the Program or the satisfaction of any condition specified in any Award of restricted shares or restricted stock units granted pursuant to the terms of the Program, no person shall have any of the rights or privileges of a stockholder of the Corporation in respect of any shares of stock issuable upon the exercise of his or her option or stock appreciation right or achievement of such condition(s) until certificates representing the shares of Common Stock covered thereby have been issued and delivered.  If certificates for restricted stock have been issued, the holder of such shares shall have voting rights with respect to such shares unless the Program Administrator provides otherwise.  No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which any stock certificate is issued pursuant to the Program.

Article 9. Reservation of Shares of Common Stock. During the term of the Program, the Corporation will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

Article 10. Tax Withholding. The exercise of any option or stock appreciation right, and the delivery of any shares of Common Stock upon vesting or lapse of any conditions or restrictions associated with restricted shares or restricted stock units under the Program, is subject to the condition that, if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then, in such event, the exercise of the option or stock appreciation right or delivery of shares of Common Stock in connection with the vesting or lapse of any conditions or restrictions associated with restricted shares or restricted stock units, shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

Article 11. Employment; Service as a Consultant or Director. Nothing in the Program gives to any person any right to continued employment by the Corporation or the Subsidiaries or to continued service as a consultant to or director of the Corporation or the Subsidiaries or limits in any way the right of the Corporation or the Subsidiaries at any time to terminate or alter the terms of that employment or service.

Article 12. Investment Letter; Restrictions on Obligation of the Corporation to Issue Securities; Restrictive Legend. Any person acquiring or receiving Common Stock or other securities of the Corporation pursuant to the Program, as a condition precedent to receiving the shares of Common Stock or other securities, may be required by the Program Administrator to submit a letter to the Corporation stating that the shares of Common Stock or other securities are being acquired for investment and not with a view to the distribution thereof. The Corporation shall not be obligated to sell or issue any shares of Common Stock or other securities pursuant to the Program unless, on the date of sale and issuance thereof, the shares of Common Stock or other securities are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or exempt from registration thereunder. All shares of Common Stock and other securities issued pursuant to the Program shall bear a restrictive legend referring to any restrictions on transferability applicable thereto, including, if such shares are not then covered by an effective registration statement, those imposed by federal and state securities laws.

Article 13. Rights Upon Termination of Employment, Service as a Consultant or Service as a Director. Notwithstanding any other provision of the Program, any Award granted to an individual who has agreed to become an employee or a consultant of the Corporation or any Subsidiary or to become an employee of any entity which the Corporation reasonably expects to become a Subsidiary, shall immediately terminate if the Program Administrator determines, in its sole discretion, that such person will not become an employee or consultant of the Corporation or any Subsidiary. If a recipient ceases to be employed by or to provide consulting services or services as a director to the Corporation or any Subsidiary, or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, for any reason other than death or disability, then, unless any other provision of the Program provides for earlier termination or the grant agreement provides otherwise:

(a)  all options and stock appreciation rights (other than “Naked Rights”, as hereinafter defined) shall terminate immediately in the event the recipient's employment or consulting services are terminated for cause and shall be exercisable, to the extent exercisable on the date of termination, for a period of:

(i)  90 days after the date of such termination if such termination is due to the recipient’s resignation; and

(ii) 12 months after the date of such termination if such termination is due to the involuntary termination of the recipient’s service or employment other than for cause.

(b)  subject to Section 5(b) of the SAR Plan, all Naked Rights not payable on the date of termination shall terminate immediately; and

(c)  all restricted share and restricted stock unit awards shall terminate immediately unless the conditions of the Award have been satisfied.

Article 14.  Rights Upon Disability.  If a recipient becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by or while rendering consulting services or services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination or the grant agreement provides otherwise:

(a)  all options and stock appreciation rights (other than Naked Rights) may be exercised, to the extent exercisable on the date of termination,, at any time within one year after the date of termination due to disability;

(b)  all Naked Rights shall be fully paid by the Corporation as of the date of disability; and

(c)  all restricted share and restricted stock unit awards for which all conditions of the Award have been satisfied (other than continued employment or status as a consultant on the Vesting Date) shall be paid in full by the Corporation; all other restricted shares and restricted stock units shall terminate immediately.

Article 15.  Rights Upon Death.  If a recipient dies while employed by or while rendering consulting services or services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination or the grant agreement provides otherwise:

(a)  all options and stock appreciation rights (other than Naked Rights) may be exercised by the person or persons to whom the recipient's rights shall pass by will or by the laws of descent and distribution, to the extent exercisable on the date of death,, at any time within one year after the date of death unless any other provision of the Program provides for earlier termination;

(b)  all Naked Rights shall be fully paid by the Corporation as of the date of death; and

(c)   all restricted share and restricted stock unit awards for which all conditions of the Award have been satisfied (other than continued employment or status as a consultant on the Vesting Date) shall be paid in full by the Corporation; all other restricted shares and restricted stock units shall terminate immediately.

Article 16.  Non-Transferability.  Options and stock appreciation rights granted under the Program may not be sold, pledged, assigned or transferred in any manner by the recipient otherwise than by will or by the laws of descent and distribution and shall be exercisable (a) during the recipient's lifetime only by the recipient and (b) after the recipient's death only by the recipient's executor, administrator or personal representative, provided, however that the Program Administrator may permit the recipient of an option granted pursuant to Part II of the Program to transfer options and/or stock appreciation rights granted in tandem with such options to a family member or a trust or partnership created for the benefit of family members.  In the case of such a transfer, the transferee's rights and obligations with respect to the applicable options or stock appreciation rights shall be determined by reference to the recipient and the recipient's rights and obligations with respect to the applicable options or stock appreciation rights had no transfer been made.  The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law.  Common Stock which represents restricted shares or restricted stock units prior to the satisfaction of the stated conditions may not be sold, pledged, assigned or transferred in any manner.

Article 17.  Change in Control..  The Program Administrator shall have the authority to provide, either at the time that any Award is granted or thereafter, that an option or stock appreciation right shall become fully exercisable upon the occurrence of a Change in Control Event or that all restrictions, performance objectives, performance objective periods and risks of forfeiture pertaining to restricted shares and restricted stock units shall lapse upon the occurrence of a Change in Control Event.  As used in the Program, a "Change in Control Event" shall be deemed to have occurred if any of the following events occur:

(a)  the consummation of any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or any consolidation or merger in which the holders of the Corporation's Shares immediately prior to the consolidation or merger do not own fifty percent (50%) or more of the common stock of the surviving corporation immediately after the consolidation or merger; or

(b)  the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, other than to a subsidiary or affiliate; or

(c)   an approval by the shareholders of the Corporation of any plan or proposal for the liquidation or dissolution of the Corporation; or

(d) (A) a purchase by any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity of any voting securities of the Corporation (the "Voting Securities") (or securities convertible into Voting Securities) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, unless, prior to the making of such purchase of Voting Securities (or securities convertible into Voting Securities), the Board shall determine that the making of such purchase shall not be deemed a Change in Control for purposes of the Program, or (B) any action pursuant to which any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity (other than the Corporation or any benefit plan sponsored by the Corporation or any of its subsidiaries) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding Voting Securities ordinarily (and apart from any rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities), unless, prior to such person so becoming such beneficial owner, the Board shall determine that such person so becoming such beneficial owner shall not be deemed to constitute a Change in Control for purposes of the Program; or

(e)  the individuals (A) who, as of the date on which the Program is first adopted by the Board of Directors, constitute the Board (the "Original Directors") and (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two thirds of the Original Directors then still in office (such Directors being called "Additional Original Directors") and (C) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of at least two thirds of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

Article 18.  Merger or Asset Sale.  For purposes of the Program, a merger or consolidation which would constitute a Change in Control Event pursuant to Article 17 and a sale of assets which would constitute a Change in Control Event pursuant to Article 17 are hereinafter referred to as “Article 18 Events”.   In the event of an Article 18 Event, each outstanding Award shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board of Directors of the Corporation to be the successor corporation.  However, in the event that any such successor corporation does not agree in writing, at least 15 days prior to the anticipated date of consummation of such Article 18 Event, to assume or so substitute each such Award, each option and stock appreciation right not so assumed or substituted shall be deemed to be fully vested and exercisable and the restrictions or conditions associated with each restricted stock award and restricted stock unit award not so assumed or substituted shall immediately lapse or be deemed satisfied immediately prior to the Article 18 Event and the shares of Common Stock associated with such restricted stock award or restricted stock unit award shall be issued and delivered to the recipient of such Award.  If an option or stock appreciation right becomes fully vested and exercisable pursuant to the terms of this Article 18, the Program Administrator shall notify the holder thereof in writing or electronically that (a) such holder’s option or stock appreciation right shall be fully exercisable until immediately prior to the consummation of such Article 18 Event and (b) such holder’s option or stock appreciation right shall terminate upon the consummation of such Article 18 Event.  For purposes of this Article 18, an Award shall be considered assumed if, immediately following consummation of the applicable Article 18 Event, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the consummation of such Article 18 Event, the consideration (whether stock, cash or other securities or property) received in such Article 18 Event by holders of Common Stock for each share of Common Stock held on the effective date of such Article 18 Event (and, if holders of Common Stock are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such Article 18 Event is not solely common stock of such successor, the Program Administrator may, with the consent of such successor corporation, provide for the consideration to be received in connection with such Award to be solely common stock of such successor equal in fair market value to the per share consideration received by holders of Common Stock in the Article 18 Event.

Article 19.  Method of Exercise.  Any holder of an option or stock appreciation right may exercise his or her option or stock appreciation right from time to time by giving written notice thereof to the Corporation at its principal office together with payment in full for the shares of Common Stock to be purchased.  The date of such exercise shall be the date on which the Corporation receives such notice.  Such notice shall state the number of shares to be purchased.  The purchase price of any shares purchased upon the exercise of any option or stock appreciation right granted pursuant to the Program shall be paid in full at the time of exercise of the option or stock appreciation right by certified or bank cashier's check payable to the order of the Corporation, by tender of shares of Common Stock which have a Fair Market Value on the date of tender equal to the purchase price, or by a combination of checks and shares of Common Stock; provided however that any shares of Common Stock so tendered shall have been owned by the optionee for a period of least six months free of any substantial risk of forfeiture or were purchased on the open market without assistance, direct or indirect, from the Corporation.  The Program Administrator may, subject to such rules and procedures as the Program Administrator may prescribe, permit a holder of an option or stock appreciation right to effect a net exercise or make “cashless exercise” arrangements, to the extent permitted by applicable law, and may require such holders to utilize the services of a single broker selected by the Program Administrator in connection with any cashless exercise.  No option or stock appreciation right may be exercised for a fraction of a share of Common Stock.  If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value as determined by the Program Administrator in accordance with Section 4 of the Incentive Plan.

Article 20.  Ten-Year Limitations.  Notwithstanding any other provision of the Program, (a) no Award may be granted pursuant to the Program more than ten years after the date on which the Program was adopted by the Board of Directors and (b) any option or stock appreciation right granted under the Program shall, by its terms, not be exercisable more than ten years after the date of grant.

Article 21.  Substitute Options.  In the event that the Corporation, directly or indirectly, acquires another entity, the Program Administrator may authorize the issuance of stock options (“substitute options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Program Administrator shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a substitute option that is intended to be an incentive stock option within the meaning of Section 422 of the Code.  Shares of Common Stock underlying substitute stock options shall not constitute shares of Common Stock issued pursuant to the Plan for any purpose.

Article 22.  Sunday or Holiday.  In the event that the time for the performance of any action or the giving of any notice is called for under the Program within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

Article 23.  Governing Law.  The Program shall be governed by and construed in accordance with the laws of the State of New Jersey.

Article 24.  Covenant Against Competition.  The Program Administrator shall have the right to condition any Award upon the recipient's execution and delivery to the Corporation of an agreement in a form satisfactory to the Program Administrator containing such non-compete, non-solicitation and non-disclosure terms as shall be determined by the Program Administrator.

Article 25.  Termination, Rescission and Recapture of Awards.

(a)  Each Award under the Plan is intended to align the recipient’s long-term interest with those of the Corporation.  If the recipient engages in certain activities discussed below, either during employment or service with the Corporation or after service with the Corporation terminates for any reason, the recipient is acting contrary to the long-term interests of the Corporation.  Accordingly, but only to the extent expressly provided in an Award agreement, the Corporation may terminate any outstanding, unexercised, unexpired or unpaid Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the recipient’s sale of shares of Common Stock issued pursuant to the Award (“Recapture”), if the recipient does not comply with the conditions of subsections (b), (c) and (e) hereof (collectively, the “Conditions”).

(b)  A recipient shall not, without the Corporation’s prior written authorization, disclose to anyone outside the Corporation, or use in other than the Corporation’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the recipient and the Corporation with regard to any such proprietary or confidential information or material.

(c)  Pursuant to any agreement between the recipient and the Corporation with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a recipient shall promptly disclose and assign to the Corporation or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Corporation to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d)  Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the recipient shall certify on a form acceptable to the Corporation that he or she is in compliance with the terms and conditions of the Plan and, if a severance of service has occurred for any reason, shall state the name and address of the recipient’s then-current employer or any entity for which the recipient performs business services and the recipient’s title, and shall identify any organization or business in which the recipient owns a greater-than-five-percent equity interest.

(e)  If the Corporation determines, in its sole and absolute discretion, that (i) a recipient has violated any of the Conditions or (ii) during his or her service with the Corporation or its Subsidiaries, or within one (1) year after its termination for any reason, a recipient (x) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Corporation in its sole and absolute discretion, is or is working to become competitive with the Corporation; (y) has solicited any non-administrative employee of the Corporation to terminate employment with the Corporation; or (z) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Corporation, including any breach of fiduciary duty or the duty of loyalty, then the Corporation may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the recipient’s relevant Awards, Shares, and the proceeds thereof.

(f)  Within ten days after receiving notice from the Corporation of any such activity described in Article 25(e) above, the recipient shall deliver to the Corporation the shares of Common Stock acquired pursuant to the Award, or, if recipient has sold the shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the recipient returns shares that the recipient purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Corporation shall promptly refund the exercise price, without earnings, that the recipient paid for such shares.  Any payment by the recipient to the Corporation pursuant to this Article 25 shall be made either in cash or by returning to the Corporation the number of shares that the recipient received in connection with the rescinded exercise, payment, or delivery.  It shall not be a basis for Termination, Rescission or Recapture if after termination of a recipient’s service with the Corporation and its Subsidiaries, the recipient purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g)  Notwithstanding the foregoing provisions of this Article 25, the Corporation has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular recipient or Award shall not in any way reduce or eliminate the Corporation’s authority to require Termination, Rescission and/or Recapture with respect to any other act or recipient or Award.  Nothing in this Section shall be construed to impose obligations on the recipient to refrain from engaging in lawful competition with the Corporation after the termination of employment that does not violate subsections (b) or (c) of this Article, other than any obligations that are part of any separate agreement between the Corporation and the recipient or that arise under applicable law.

(h)  All administrative and discretionary authority given to the Corporation under this Article shall be exercised by the most senior human resources executive of the Corporation or such other person or committee (including without limitation the  Program Administrator) as the  Program Administrator may designate from time to time.

(i)     Notwithstanding any provision of this Article, if any provision of this Article is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law.  Furthermore, if any provision of this Article is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award agreement, this Article shall not be applicable) to any recipient from and after his or her termination of service with the Corporation and its Subsidiaries after a Change in Control Event.

Article 26.  Recoupment of Awards.  Unless otherwise specifically provided in an Award agreement, and to the extent permitted by applicable law, the  Program Administrator may in its sole and absolute discretion, without obtaining the approval or consent of the Corporation’s shareholders or any recipient with respect to his or her outstanding Awards, require that each recipient agree to reimburse the Corporation for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the  Program Administrator may require the Termination or Rescission of, or the Recapture associated with, any Award, if –

(a)    the granting, vesting, or payment of such Award (or portion thereof) was predicated upon the achievement of certain financial results or other performance criteria;

(b)    in the  Program Administrator’s view the recipient either benefited from a calculation that later proves to be materially inaccurate, or engaged in one or more material acts of fraud or misconduct that caused or partially caused the need for a financial restatement by the Corporation or any material Subsidiary; and

(c)    a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (b) of this Article.

In each instance, the  Program Administrator will, to the extent practicable and allowable under applicable laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a recipient, including reimbursement for any gains realized on the exercise of Options or SARs attributable to such Awards, plus a reasonable rate of interest, effecting the cancellation of restricted shares, restricted stock units, unrestricted shares, and outstanding Options and SARs; provided that the Corporation will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the date the applicable restatement is disclosed.

PART I

INCENTIVE STOCK OPTION PLAN

   The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part I of the Program:

Section 1.  General.  This Incentive Stock Option Plan ("Incentive Plan") is Part I of the Corporation's Program.  The Corporation intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Code.  Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

Section 2.  Terms and Conditions.  The Program Administrator may grant incentive stock options to purchase Common Stock to any employee of the Corporation or its Subsidiaries.  The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrator shall, in its discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

Section 3.  Duration of Options.  Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under the Incentive Plan expire later than ten years from the date on which the option is granted.  Notwithstanding the foregoing, any option granted under the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary shall expire no later than five years from the date on which the option is granted.

Section 4.  Purchase Price.  The option price with respect to any option granted pursuant to the Incentive Plan shall not be less than the Fair Market Value of the shares on the date of the grant of the option; except that the option price with respect to any option granted pursuant to the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted.  For purposes of the Program, the phrase  “Fair Market Value” shall mean on the date of grant or other relevant date:  (i) the closing price of a share of Common Stock as reported on the principal nationally recognized stock exchange on which shares of Common Stock are traded on such date, or if no prices are reported with respect to such shares on such date, the closing price of a share of Common Stock on the last preceding date on which there were reported prices of such shares; or (ii) if shares of Common Stock are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, but are traded on the OTC Bulletin Board, the closing sale price of the Common Stock for such date (or the closing bid price for that date or the nearest preceding date if no sale price is available on that date) on the OTC Bulletin Board, or (iii) if neither (i) nor (ii) apply and the Common Stock is reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported on such date (or the nearest preceding date); or (iv) if none of (i), (ii) or (iii) apply, the Fair Market Value of a share the Common Stock will be determined in good faith by the Program Administrator acting in its discretion using the reasonable application of a reasonable valuation method based on the facts and circumstances existing on the valuation date, which determination will be conclusive.

Section 5.  Maximum Amount of Options in Any Calendar Year.  The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under the terms of the Incentive Plan and all incentive stock option plans of the Corporation and the Subsidiaries) shall not exceed $100,000.

Section 6.  Exercise of Options.  Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, incentive stock options may only be exercised to the following extent during the following periods of time::

Maximum Percentage of
Shares Covered by
Option Which May be
During	Purchased

First 12 months after grant	0

First 24 months after grant	33-1/3%

First 36 months after grant	66-2/3%

Beyond 36 months after grant	100%

Section 7.  Failure to Satisfy Applicable Requirements.  In the event that an option is intended to be granted pursuant to the provisions of this Incentive Plan but fails to satisfy one or more requirements of this Incentive Plan, such option shall be deemed to have been granted pursuant to the Supplemental Plan set forth as Part II of the Program, provided that such option satisfies the requirements of the Supplemental Plan.

PART II

SUPPLEMENTAL STOCK OPTION PLAN

    The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part II of the Program:

Section 1.  General.  This Supplemental Stock Option Plan ("Supplemental Plan") is Part II of the Corporation's Program.  Any option granted pursuant to this Supplemental Plan shall not be an incentive stock option as defined in Section 422 of the Code.  Unless any provision herein indicates to the contrary, this Supplemental Plan shall be subject to the General Provisions of the Program.

Section 2.  Terms and Conditions.  The Program Administrator may grant supplemental stock options to any person eligible under Article 4 of the General Provisions.  The terms and conditions of options granted under this Supplemental Plan may differ from one another as the Program Administrator shall, in its discretion, determine as long as all options granted under this Supplemental Plan satisfy the requirements of this Supplemental Plan.

Section 3.  Duration of Options.  Each option and all rights thereunder granted pursuant to the terms of this Supplemental Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under this Supplemental Plan expire later than ten years from the date on which the option is granted.

Section 4.  Purchase Price.  The option price with respect to any option granted pursuant to this Supplemental Plan shall be determined by the Program Administrator at the time of grant.

Section 5.  Exercise of Options.  Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, supplemental stock options may only be exercised to the following extent during the following periods of time:

Maximum Percentage of
Shares Covered by
Option Which May be
During	Purchased

First 12 months after grant	0
First 24 months after grant	33-1/3%
First 36 months after grant	66-2/3%
Beyond 36 months after grant	100%

PART III

STOCK APPRECIATION RIGHTS PLAN

   The following provisions shall apply with respect to stock appreciation rights granted by the Program Administrator pursuant to Part III of the Program:

Section 1.  General.  This Stock Appreciation Rights Plan ("SAR Plan") is Part III of the Corporation's Program.

Section 2.  Terms and Conditions.  The Program Administrator may grant stock appreciation rights to any person eligible under Article 4 of the General Provisions.  Stock appreciation rights may be granted either in tandem with supplemental stock options or incentive stock options as described in Section 4 of this SAR Plan or as naked stock appreciation rights as described in Section 5 of this SAR Plan.

Section 3.  Mode of Payment.  At the discretion of the Program Administrator, payments to recipients upon exercise of stock appreciation rights may be made in (a) cash or by the Corporation’s check, (b) shares of Common Stock having a Fair Market Value (determined in the manner provided in Section 4 of the Incentive Plan) equal to the amount of the payment, (c) a note in the amount of the payment containing such terms as are approved by the Program Administrator or (d) any combination of the foregoing in an aggregate amount equal to the amount of the payment.

Section 4.  Stock Appreciation Right in Tandem with Supplemental or Incentive Stock Option.  A SAR granted in tandem with a supplemental stock option or an incentive stock option (in either case, an "Option") shall be on the following terms and conditions:

(a)  Each SAR shall relate to a specific Option or portion of an Option granted under the Supplemental Plan or Incentive Plan, as the case may be, and may be granted by the Program Administrator at the same time that the Option is granted or at any time thereafter prior to the last day on which the Option may be exercised.

(b)  A SAR shall entitle a recipient, upon surrender of the unexpired related Option, or a portion thereof, to receive from the Corporation an amount equal to the excess of (i) the Fair Market Value (determined in accordance with Section 4 of the Incentive Plan) of the shares of Common Stock which the recipient would have been entitled to purchase on that date pursuant to the portion of the Option surrendered over (ii) the amount which the recipient would have been required to pay to purchase such shares upon exercise of such Option.

(c)  A SAR shall be exercisable only for the same number of shares of Common Stock, and only at the same times, as the Option to which it relates.  SARs shall be subject to such other terms and conditions as the Program Administrator may specify.

(d)  A SAR shall lapse at such time as the related Option is exercised or lapses pursuant to the terms of the Program.  On exercise of the SAR, the related Option shall lapse as to the number of shares exercised.

Section 5.  Naked Stock Appreciation Right.  SARs granted by the Program Administrator as naked stock appreciation rights ("Naked Rights") shall be subject to the following terms and conditions:

(a)  The Program Administrator may award Naked Rights to recipients for periods not exceeding ten years.  Each Naked Right shall represent the right to receive the excess of the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date of exercise of the Naked Right over the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date the Naked Right was awarded to the recipient.

(b)  Unless otherwise provided by the Program Administrator at the time of award or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted Naked Rights, Naked Rights may only be exercised to the following extent during the following periods of employment or service as a consultant or director:

Maximum Percentage
of Naked Rights Which
During	May Be Exercised

First 12 months after award	0%
First 24 months after award	33-1/3%
First 36 months after award	66-2/3%
Beyond 36 months after award	100%

(c)  The Naked Rights solely measure and determine the amounts to be paid to recipients upon exercise as provided in Section 5(a).  Naked Rights do not represent Common Stock or any right to receive Common Stock.  The Corporation shall not hold in trust or otherwise segregate amounts which may become payable to recipients of Naked Rights; such funds shall be part of the general funds of the Corporation.  Naked Rights shall constitute an unfunded contingent promise to make future payments to the recipient.

PART IV

RESTRICTED STOCK AWARD PLAN

   The following provisions shall apply with respect to restricted shares and restricted stock units granted by the Program Administrator pursuant to Part IV of the Program:

Section 1.  General.  This Restricted Stock Award Plan (“Restricted Stock Plan”) is Part IV of the Corporation’s Program.  Unless any provision herein indicates to the contrary, this Restricted Stock Plan shall be subject to the General Provisions of the Program.

Section 2.  Terms and Conditions.  The Program Administrator may in its sole discretion grant restricted shares of Common Stock to any person eligible under Article 4 of the General Provisions and shall evidence such grant in an Award agreement that is delivered to the recipient and that sets forth the number of restricted shares of Common Stock, the purchase price for such restricted shares (if any), and the terms upon which the restricted shares may become vested.  In addition, the Corporation may in its discretion grant to any person eligible under Article 4 of the General Provisions the right to receive shares of Common Stock after certain vesting requirements are met (“restricted stock units”), and shall evidence such grant in an Award agreement that is delivered to the recipient which sets forth the number of shares of Common Stock (or formula, that may be based on future performance or conditions, for determining the number of shares of Common Stock) that the recipient shall be entitled to receive upon vesting and the terms upon which the shares subject to a restricted stock unit may become vested.  The Program Administrator may condition any Award of restricted shares or restricted stock units upon receiving from the recipient such further assurances and documents as the Program Administrator may require to enforce the restrictions.  In addition, the Program Administrator may grant Awards hereunder in the form of unrestricted shares of Common Stock; that is, shares of Common Stock without conditions and conveying immediate ownership to the holder upon the date of grant or such other date as the  Program Administrator may determine.

Section 3.  Vesting and Forfeiture.  The Program Administrator shall set forth in an Award agreement granting restricted shares or restricted stock units, the terms and conditions under which the recipient’s interest in the restricted shares or the shares subject to restricted stock units will become vested and non-forfeitable, which conditions may be based on the recipient’s continued employment or services to the Corporation and its Subsidiaries and/or the achievement of such specified performance objectives as the program Administrator may establish.

Section 4.  Issuance of Shares upon Vesting.  As soon as practicable after vesting of a holder’s restricted shares (or right to receive shares of Common Stock underlying restricted stock units) and the recipient’s satisfaction of applicable tax withholding requirements, the Corporation shall release to the recipient, free from the vesting restrictions, one share of Common Stock for each vested restricted share (or issue one share of Common Stock free of the vesting restriction for each vested restricted stock unit), unless an Award agreement provides otherwise.  No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

Section 5.  Dividends Payable on Vesting. Unless otherwise provided in an Award agreement, whenever shares of Common Stock are released to an individual as a result of the vesting of restricted shares, such individual shall also be entitled to receive (unless otherwise provided in the Award agreement), with respect to each share of Common Stock released or issued a number of shares of Common Stock equal to (i) any stock dividends, which were declared and paid to the holders of shares of Common Stock between the date of the Award and the date such share of Common Stock is released from the vesting restrictions, and (ii) in the discretion of the Program Administrator, (x) a number of shares of Common Stock equal to the shares of Common Stock that the individual could have purchased at Fair Market Value on the payment date of any cash dividends for shares of Common Stock if the individual had received such cash dividends with respect to each restricted share between the date of the Award and lapse of the restrictions of such restricted share, and/or (y) a cash amount equal to the cumulative amount of such cash dividends.

VOTE BY INTERNET - www.proxyvote.com
PHOTONICS PRODUCTS GROUP, INC. 181 LEGRAND AVENUE NORTHVALE, NJ 07647
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ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Photonics Products Group, Inc. in mailing proxy materials, you can consentto receiving all future  proxy statements,  proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when  prompted, indicate that you agree to receive or access shareholder communications electronically  in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Photonics Products Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PHOPR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURNTHIS PORTION ONLY

THIS PROXYCARD IS VALID ONLY WHEN SIGNED AND DATED.

PHOTONICS PRODUCTS GROUP, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.
		For	Against	Abstain

A.	To amend the Company’s Restated Certificate of Incorporation	☐	☐	☐

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except”
B.	In the event the Amendment is approved:				and write the number(s) of the nominee(s) on the
	Election of the Board’s nominees for Class I Directors to serve for one year, for Class II Directors to serve for two years, and for Class III Director to serve for three years.	☐	☐	☐	line below.

Or

	In the event the Amendment is not approved:				___________________

Election of the Board’s nominees to serve for one year.

NOMINEE

01) Dennis G. Romano (Class I) 02) N. E. Rick Strandlund (Class I) 03) Luke P. LaValle, Jr. (Class II) 04) Joseph J. Rutherford (Class II) 05) Thomas H. Lenagh (Class III) 06) Jan Winston (Class III)

C.	Approve the Company’s 2010 Equity	For	Against	Abstain
	Compensation Plan	☐	☐	☐

D.	Ratify Holtz Rubenstein Reminick, LLP as the	For	Against	Abstain
	independent registered public accounting firm for for the fiscal year ending December 31, 2010	☐	☐	☐

E.	Transact such other business as may properly come before the meeting or any adjournment thereof

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION, FOR THE BOARD NOMINEES, FOR THE EQUITY COMPENSATION PLAN AND FOR THE RATIFICATION OF THE AUDITORS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND.

Note:
Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check	0
this box and write changes on the back where indicated.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF SHAREHOLDERS OF

PHOTONIC PRODUCTS GROUP, INC.

JUNE 2, 2010

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue
Northvale, NJ 07647

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Joseph J. Rutherford and Jan M. Winston, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, for and on behalf of the undersigned, all the shares of common stock of PHOTONIC PRODUCTS GROUP, Inc. held of record by the undersigned on April 8, 2010 at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, NY 10020 on Wednesday, June 2, 2010 at 10:00 a.m. Eastern Daylight Time or any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned confers discretionary authority upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as directed on the reverse side.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)